SELIGMAN
--------------------------

                HIGH-YIELD

               BOND SERIES

                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                                  ------o------

                                   SEEKING TO

                                    MAXIMIZE

                                CURRENT INCOME BY

                                 INVESTING IN A

                                   DIVERSIFIED

                                  PORTFOLIO OF

                                  HIGH-YIELDING

                                 CORPORATE BONDS


                                     [LOGO}

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


---------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  12
Statement of Operations ..............................  13
Statements of Changes in Net Assets ..................  14
Notes to Financial Statements ........................  15
Financial Highlights .................................  18
Report of Independent Auditors .......................  20
Trustees .............................................  21
Executive Officers AND For More Information ..........  22
Glossary of Financial Terms ..........................  23
---------------------------------------------------------------

TO THE SHAREHOLDERS

For the twelve months ended December 31, 2000, Seligman High-Yield Bond Series delivered a total return of -10.02% based on the net asset value of Class A shares. During this same period, the DLJ High Yield Market Index returned -5.64% and the Lipper High Current Yield Average returned -8.64%. The Series underperformed relative to its indices due to its strategy of investing primarily in the middle tier of the high-yield bond universe. During 2000, the upper tier of the high-yield market outperformed the middle tier by more than ten percentage points. We have no plans to change our approach, however, since it has provided above-average returns over the past ten years, and should outperform in a strengthening economy.

Despite being an excellent year for US Treasury bonds, 2000 was the most difficult year for the high-yield bond market since 1990. As the US economy slowed, high-yield bonds (even those of solid companies) fell victim to investor worries about slowing corporate earnings, a rise in defaults, and record levels of corporate debt. Many investors, worried about the equity markets, were more attracted to the safe haven of government bonds than to the high-yield market. Concerned about the creditworthiness of corporate high-yield bonds, bond investors were reassured by the US government's budget surplus and its efforts to pay down the national debt, and this flight to quality drove the fixed-income market in 2000. The shrinking supply of Treasuries was also a major factor behind the increased attention to government bonds.

Because of interest rate hikes in 1999 and 2000 by the Federal Reserve Board, the US economy began to show discernible signs of slowing in the third quarter. The slowdown was more abrupt than many had expected. Industrial production and consumer confidence both declined sharply. Many companies missed earnings targets because their profits were squeezed by higher borrowing costs and weaker demand. The profit shortfalls led to severe price declines in several areas, such as technology and growth. These operating factors also penalized the return for the Series.

In response to this economic deterioration, the Fed lowered the federal funds target rate by 0.50% to 6.00% on January 3, 2001, and by another 0.50% on January 31. This action will likely have a positive effect on liquidity and consumer confidence going forward. Given the budget surplus, we believe the Fed has the flexibility to lower rates further, if necessary, to encourage economic growth.

Looking ahead, we expect that economic activity will accelerate during the second half of 2001. While there are uncertainties (possible policy errors, high inventories, and low consumer spending, for example), we feel that there is ample reason for optimism. Energy prices should decrease because of lower demand, inflation is under control, and a federal tax cut under the new administration seems likely.

The high-yield market has started 2001 with a strong rally. We believe this success will continue, especially if the economy accelerates during the second half of the year. Last year was reminiscent of 1990 (a year which preceded a strong high-yield rally) because of wide spreads, above-average default rates, and low high-yield bond prices. This suggests to us that high-yield bonds are poised for a very successful year in 2001.

Thank you for your continued support of Seligman High-Yield Bond Series. A discussion with your Fund's Portfolio Manager, as well as financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Trustees,


/s/ William C. Morris
---------------------
William C. Morris
Chairman



/s/ Brian T. Zino
-----------------
Brian T. Zino
President


February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

Q: HOW DID SELIGMAN HIGH-YIELD BOND SERIES PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: Seligman High-Yield Bond Series posted a disappointing total return of -10.02% based on the net asset value of Class A shares for the fiscal year ended December 31, 2000. During the same time, the DLJ High Yield Market Index posted a total return of -5.64% and the Lipper High Current Yield Average posted a total return of -8.64%.

Q: WHAT ECONOMIC AND MARKET FACTORS IMPACTED THE HIGH-YIELD MARKET AND THE SERIES DURING 2000?

A: Tight monetary policy during the first half of 2000 negatively impacted returns, but kept inflation at bay. However, the Federal Reserve Board's bias towards tightening also led to a slowing of growth in the US economy; this, in turn, increased many high-yield investors' fear of defaults. October and November 2000 were among the worst months in the high-yield market since 1991. The market bounced back in December 2000 in anticipation of easing by the Fed, and in reaction to the long-awaited resolution of the US presidential race.

    The flight to quality in 2000 was evidenced by the more than $10 billion in outflows from high-yield mutual funds. These outflows, combined with a reduced, but still active, new issue market, created a supply-and-demand imbalance. The past year was a buyer's market, especially in the middle and lower tiers of the high-yield universe.

    This buyer's market led to lower bond prices and higher yield spreads between high-yield bonds and US Treasury bonds of similar maturities. The DLJ High Yield Market Index reported a yield spread of more than 9.50%, the highest since 1990. We believe that these yield spreads represent an investment opportunity not seen in a decade for high-yield investors.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD UNDER REVIEW?

A: We continued to build our core holdings, with our primary focus being on cable television, communications infrastructure, printing and publishing, telecommunications, and wireless telephony. We reduced our exposure to the increasingly unpredictable consumer sectors, including food, health care, mobile satellite services, paging, and retail.

[PHOTO OMITTED]
HIGH-YIELD TEAM: (STANDING, FROM LEFT) JAMES DIDDEN, TIMOTHY FINN, DEBORAH JOSEPH (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) DANIEL CHARLESTON (PORTFOLIO MANAGER), BRIAN HESSEL


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. He is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Charleston draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

    Within each core industry, we were highly selective. For instance, in the area of wireless telephony, we preferred rural cellular operators to PCS providers because the rural cellular carriers tend to generate significant current cash flow, and do not have the capacity issues of their urban counterparts. Within the telecommunications sector, we limited our purchases to top-tier issuers with fully funded business plans, and successful and proven management. In the cable television area, we favored operators with enough population density to make plant upgrades economically feasible. We tended to avoid rural cable TV operators, choosing instead to back the satellite TV providers for rural coverage.

Q:  WHAT SECTORS HAD THE BIGGEST IMPACT ON PERFORMANCE?

A: The Series' best performing sectors in 2000 were contract manufacturing and circuit boards and printing and publishing. Mobile satellite services and telecommunications performed poorly, due partly to intense industry competition.

Q:  DID YOU MAKE ANY ASSET ALLOCATION CHANGES DURING THE PERIOD UNDER REVIEW?

A: We increased our exposure to utilities, as well as our exposure to interest-rate sensitive securities. Because we saw very little downside in the sector, we added communications infrastructure issues to the Series. We reduced our exposure to the Internet and related sectors. In anticipation of a resumption of economic growth, the sectors we are focusing on currently are growth areas such as telecommunications and media companies. Given the current economic downturn, we are avoiding the deep cyclicals, such as paper and automotive suppliers, because we think that their earnings will be hurt over the short and medium term.

Q:  WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND FOR THE SERIES?

A: We are very enthusiastic about the opportunties currently available in the high-yield bond market, and feel that we are experiencing an investment environment not seen since early 1991. In that year, the Fed reduced interest rates numerous times, and the high-yield market generated spectacular returns. Yield spreads are nearly double their historical averages. Additionally, the Fed's current bias toward easing credit should, in theory, lift most fixed-income products. High-yield bonds could potentially benefit the most from lower interest rates, because investors are unlikely to be satisfied if short-term rates fall to 4.5% or less; they will likely look to the high-yield bond market for higher return potential. Also significant for the high-yield market, the Fed's stimulation of the economy through increased money supply should boost the cash flow of many high-yield issuers, increasing their attractiveness to investors.

    We think that this is just the beginning of a very favorable atmosphere for high-yield bonds. We are seeing, and should continue to see, increased liquidity in the marketplace. We expect defaults to peak in 2001. Finally, general sentiment in Washington, D.C. appears to be supportive of tax relief. If enacted, a lower tax burden would bolster consumer spending and, therefore, the domestic economy. We think that 2001 has the potential to be an excellent year for both the high-yield market and Seligman High-Yield Bond Series.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares for the 10-year period ended December 31, 2000, to a $10,000 investment made in the DLJHigh Yield Market Index and the Lipper High Current Yield Average for the same period. The results for Seligman High-Yield Bond Series Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman High-Yield Bond Series Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the DLJ High Yield Market Index and the Lipper High Current Yield Average exclude the effect of fees and/or sales charges.

[Figures below represent line chart in printed piece]

            Seligman      Seligman
           High-Yield    High-Yield       Lipper
           Bond Series   Bond Series       High         DLJ High
            Class A       Class A         Current        Yield
           With Sales   Without Sales      Yield         Market
            Charge         Charge         Average        Index
12/31/90      9525          10000         10000         10000
             10689          11222         11441         11851
             11275          11838         12232         12730
             11998          12597         13052         13704
12/31/91     12449          13070         13707         14375
             13588          14266         14838         15552
             13982          14680         15318         15933
             14748          15484         15945         16509
12/31/92     14948          15694         16111         16769
             15994          16792         17218         17771
             16668          17500         18016         18683
             16962          17809         18349         19104
12/31/93     17816          18705         19188         19786
             17709          18592         19002         19431
             17692          18575         18759         19375
             17772          18658         18714         19459
12/31/94     17955          18852         18469         19383
             18889          19832         19325         20524
             20058          21059         20318         21747
             20985          22032         20956         22445
12/31/95     21675          22757         21579         23200
             22542          23667         22186         23702
             23043          24193         22626         24143
             24052          25252         23685         25239
12/31/96     24888          26129         24542         26220
             24698          25931         24723         26446
             26233          27542         26052         27669
             27841          29231         27450         28928
12/31/97     28437          29856         27848         29424
             29721          31204         29042         30457
             30043          31542         29167         30649
             28009          29407         27028         28721
12/31/98     28812          30250         27795         29589
             29232          30691         28600         30238
             28991          30438         28817         30521
             28182          29588         28363         30013
12/31/99     28837          30276         29087         30653
             28139          29544         28698         30212
             28205          29612         28616         30293
             27966          29361         28376         30460
12/31/00     25946          27241         26573         28928



   The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000

                                                                                       AVERAGE ANNUAL
                                                             --------------------------------------------------------------------
                                                                                                  CLASS B     CLASS C    CLASS D
                                                                                                   SINCE       SINCE      SINCE
                                                  SIX           ONE         FIVE        10        INCEPTION   INCEPTION  INCEPTION
                                                 MONTHS*        YEAR        YEARS      YEARS      4/22/96     5/27/99    9/21/93
                                                 -------       ------       -----      ------     --------    --------   --------
CLASS A**
With Sales Charge                                 (12.40)%     (14.27)%      2.65%     10.00%         n/a         n/a       n/a
Without Sales Charge                               (8.01)      (10.02)       3.66      10.54          n/a         n/a       n/a

CLASS B**
With CDSC+                                        (12.60)      (14.66)        n/a        n/a         1.82%        n/a       n/a
Without CDSC                                       (8.27)      (10.66)        n/a        n/a         2.10         n/a       n/a

CLASS C**
With Sales Charge and CDSC                        (10.23)      (12.45)        n/a        n/a          n/a       (8.49)%     n/a
Without Sales Charge and CDSC                      (8.43)      (10.81)        n/a        n/a          n/a       (7.90)      n/a

CLASS D**
With 1% CDSC                                       (8.91)      (11.61)        n/a        n/a          n/a         n/a       n/a
Without CDSC                                       (8.05)      (10.81)       2.88        n/a          n/a         n/a      5.11%

DLJ HIGH YIELD MARKET INDEX***                     (4.51)       (5.64)       4.51      11.21         4.22++     (3.28)o    5.89+++

LIPPER HIGH CURRENT YIELD AVERAGE***               (7.14)       (8.64)       4.25      10.27         3.75++     (4.97)o    5.23+++

NET ASSET VALUE

                DECEMBER 31, 2000     JUNE 30, 2000      DECEMBER 31, 1999
                -----------------     -------------      -----------------
CLASS A              $4.99               $5.78                $6.26
CLASS B               5.00                5.78                 6.26
CLASS C               5.00                5.79                 6.27
CLASS D               5.00                5.79                 6.27


RATINGS#
DECEMBER 31, 2000

                           MOODY'S      S&P
                           -------    ------
Ba/BB                         6.3%     6.3%
B/B                          77.1     74.8
Caa/CCC                      13.5     17.5
Ca/CC                         1.9      0.5
D                              --      0.3
Non-rated                     1.2      0.6


DIVIDEND, YIELD, AND CAPITAL LOSS INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                     CAPITAL
                   DIVIDENDSoo      YIELDooo                          LOSS
                   --------         ------                           ------
CLASS A            $0.6972          13.68%           REALIZED       $(0.685)
CLASS B             0.6456          13.61            UNREALIZED      (1.448)ss.
CLASS C             0.6456          13.48
CLASS D             0.6456          13.61

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

---------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The DLJ High Yield Market Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 2% since inception.
  ++ From April 30, 1996.
 +++ From September 30, 1993.
   o From May 31, 1999.
  oo Represents per share amount paid or declared during the year ended December
     31, 2000.
 ooo Current yield, representing the annualized yield for the 30-day period ended December 31, 2000, has been computed in accordance with SEC regulations and will vary.
   # Percentages based on current market values of long-term holdings.
 ss. Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000

                                                                                                          PERCENT OF NET ASSETS
                                                                                                               DECEMBER 31,
                                                                                                          ---------------------
                                                           ISSUES        COST                 VALUE         2000         1999
                                                          --------   -------------        -------------    ------       -------
CORPORATEBONDS, CONVERTIBLEISSUES,
   PREFERREDSTOCKS,ANDCOMMONSTOCKS:
   Advertising .........................................     --                 --                  --        --          0.3
   Aerospace ...........................................     --                 --                  --        --          0.1
   Automotive and Related ..............................      1      $  13,443,496         $ 9,922,500       0.6          0.4
   Broadcasting ........................................      5         66,251,584          63,978,426       3.7          3.8
   Business Services ...................................      4         51,907,535          38,727,500       2.2          1.7
   Cable Systems and Satellite Video ...................     14        177,003,557         161,523,232       9.1          7.0
   Cellular ............................................     --                 --                  --        --           1.1
   Chemicals ...........................................      4         73,392,824          63,343,750       3.6          2.9
   Communications Infrastructure .......................      6         84,557,312          75,100,112       4.2          3.2
   Consumer Products ...................................      3         13,191,616           8,536,125       0.5          2.0
   Containers ..........................................      1         10,135,314           5,248,157       0.3          0.9
   Contract Manufacturing and Circuit Boards ...........      2         34,976,092          28,607,809       1.6          1.9
   Energy ..............................................      1         10,515,319           7,160,000       0.4          0.3
   Environmental Services ..............................      1         37,910,444          36,952,500       2.1          1.2
   Equipment ...........................................      3         42,359,959          28,524,825       1.6          2.1
   Financial Services ..................................      3         50,737,565          35,850,125       2.0          2.0
   Food ................................................      2         19,136,428          10,946,625       0.6          1.7
   Gaming/Hotel ........................................      6         87,249,102          69,040,500       3.9          5.3
   Health Care/Medical Products ........................      5         58,638,712          28,728,251       1.6          4.3
   Industrial/Manufacturing ............................      6         92,026,865          61,934,382       3.5          3.6
   Internet and Related ................................      8        137,615,898          67,971,900       3.8          5.9
   Leisure .............................................      1         25,825,582          20,937,500       1.2          0.9
   Metals ..............................................      2         12,746,750           1,281,000       0.1          0.5
   Mobile Satellite Services ...........................      1         25,607,491           2,625,000       0.2          2.6
   Paging ..............................................      3         85,336,041          20,450,250       1.2          3.0
   Paper and Packaging .................................     --                 --                  --        --          0.4
   Printing and Publishing .............................     13        274,536,520         259,057,181      14.7         10.1
   Retailing ...........................................      2         18,742,585          13,645,250       0.8          1.8
   Semiconductors ......................................      3         38,992,127          34,594,094       1.9          4.6
   Telecommunications ..................................     25        454,141,712         336,874,174      19.1         13.3
   Textiles ............................................     --                 --                  --        --          0.2
   Transportation ......................................      1         20,783,420          20,700,000       1.2          1.0
   Utilities ...........................................      2         22,592,614          22,826,455       1.3          0.5
   Wireless Telephony ..................................      9        205,915,095         199,922,697      11.3          7.2
                                                           ----     --------------      --------------    ------       ------
                                                            137      2,246,269,559       1,735,010,320      98.3         97.8
OTHER ASSETS LESS LIABILITIES ..........................     --         29,548,094          29,548,094       1.7          2.2
                                                           ----     --------------      --------------    ------       ------
NET ASSETS .............................................    137     $2,277,817,653      $1,764,558,414     100.0        100.0
                                                           ====     ==============      ==============    ======       ======


LARGEST INDUSTRIES
DECEMBER 31, 2000

[Figures below represent bar chart in printed piece]

TELECOMMUNICATIONS                     $336,874,174
PRINTING AND PUBLISHING                $259,057,181
WIRELESS TELEPHONY                     $199,922,697
CABLE SYSTEMS AND SATELLITE VIDEO      $161,523,232
COMMUNICATIONS INFRASTRUCTURE          $ 75,100,112

PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                      TEN LARGEST SALES
---------------------                      -----------------
CORPORATE BONDS:                           CORPORATE BONDS:
Adelphia Communications*                   Advanced Micro Devices**
   10.875%, 10/1/2010                         11%, 8/1/2003
SpectraSite Holdings*                      Verio**
   10.75%, 3/15/2010                          13.50%, 6/15/2004
Exodus Communications                      Ameristar Casinos**
   11.625%, 7/15/2010                         10.50%, 8/1/2004
Centennial Cellular                        Advanstar Communicatons**
   10.75%, 12/15/2008                         9.25%, 5/1/2008
Global Crossing Holding                    GlobeNet Communication Group**
   9.50%, 11/15/2009                          13%, 7/15/2007
SpectraSite Holdings*                      Capstar Broadcasting**
   12.50%, 11/15/2010                         0% (12.75%), 2/1/2009
Asia Global Crossing*                      Verio**
   13.375%, 10/15/2010                        11.25%, 12/1/2008
Ziff Davis Media*                          Verio**
   12%, 7/15/2010                             10.375%, 4/1/2005
Price Communications Wireless              Anchor Advanced Products**
   11.75%, 7/15/2007                          11.75%, 4/1/2004
COMMON STOCKS:                             Amkor Technology
Global Crossing                               10.50%, 5/1/2009


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of size within asset class.

-----------------
  * Position added during the period.
 ** Position eliminated during the period.


--------------------------------------------------------------------------------

        TOP TEN COMPANIES
        DECEMBER 31, 2000

                                                              VALUE
                                                              -----
        Liberty Group Publishing .......................  $ 86,321,243
        Global Crossing Holding ........................    75,073,275
        Price Communications ...........................    68,408,125
        Pegasus Communications* ........................    62,502,920
        XO Communications ..............................    50,673,750
        Exodus Communications ..........................    44,750,000
        360networks ....................................    43,960,000
        TDL Infomedia Holdings .........................    42,965,438
        Nextel Communications ..........................    42,064,262
        Centennial Cellular ............................    40,753,125

        The amounts shown for the top ten companies represent the value of the Fund's investments in securities of all types issued by the companies or their affiliates.

        ------------
        *Includes Golden Sky Systems bonds.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                   PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------      -----------
CORPORATE BONDS   83.8%
AUTOMOTIVE AND
   RELATED   0.6%
Diamond Triumph Automotive
  9.25%, due 4/1/2008            $13,500,000    $    9,922,500
                                                --------------
BROADCASTING   1.3%
AMFM Operating
  12.625%, due 10/31/2006          4,678,900         5,205,276
Cumulus Media
  10.375%, due 7/1/2008           21,500,000        17,361,250
                                                --------------
                                                   22,566,526
                                                --------------
BUSINESS SERVICES   2.2%
Iron Age
  9.875%, due 5/1/2008            21,850,000        14,093,250
Iron Age Holding 0%
  (12.125%+), due 5/1/2009         6,550,000           884,250
Muzak 9.875%,
  due 3/15/2009                   15,000,000        13,200,000
Pierce Leahy
  11.125%, due 7/15/2006          10,000,000        10,550,000
                                                --------------
                                                    38,727,500
                                                --------------
CABLE SYSTEMS AND
   SATELLITE VIDEO   8.2%
Adelphia Communications:
  9.875%, due 3/01/2007            5,000,000         4,687,500
  10.875%, due 10/1/2010          20,000,000        19,400,000
Avalon Cable Holdings 0%
  (11.875%+), due 12/1/2008        5,625,000         3,853,125
Charter Communications
  Holdings 10%,
  due 4/1/2009                    17,500,000        17,062,500
GCI 9.75%, due 8/1/2007           17,000,000        15,937,500
Golden Sky Systems
  12.375%, due 8/1/2006           22,000,000        22,440,000
Northland Cable Television
  10.25%, due 11/15/2007          15,000,000        10,125,000
Pegasus Communications:
  9.75%, due 12/1/2006             3,500,000         3,272,500
  12.50%, due 8/1/2007            20,000,000        20,200,000
Rogers Cablesystems
  11%, due 12/1/2015              12,500,000        13,875,000
United Pan-Europe
  Communications
  (Netherlands):
  10.875%, due 11/1/2007           7,150,000         4,754,750
  11.25%, due 11/1/2009            7,500,000         4,837,500
  11.50%, due 2/1/2010             6,825,000         4,487,437
                                                --------------
                                                   144,932,812
                                                --------------
CHEMICALS   3.6%
Koppers Industry 9.875%,
  due 12/1/2007                   15,000,000        14,250,000
Lyondell Chemical
  10.875%, due 5/1/2009            15,000,000       14,137,500
Lyondell Chemical (Series B)
  9.875%, due 5/1/2007            12,500,000        12,156,250
Texas Petrochemicals
  11.125%, due 7/1/2006           30,000,000        22,800,000
                                                --------------
                                                    63,343,750
                                                --------------
COMMUNICATIONS
   INFRASTRUCTURE  3.2%
Crown Castle International
  10.75%, due 8/1/2011            12,500,000        13,062,500
Pinnacle Holdings 0%
  (10%+), due 3/15/2008           26,625,000        14,244,375
SpectraSite Holdings:
  0% (11.25%+), due 4/15/2009     15,000,000         8,250,000
  10.75%, due 3/15/2010           15,000,000        13,987,500
  12.50%, due 11/15/2010*          7,500,000         7,481,250
                                                --------------
                                                    57,025,625
                                                --------------
CONSUMER PRODUCTS   0.5%
Diamond Brand Operating
  10.125%, due 4/15/2008           3,500,000           717,500
French Fragrances (Series B)
  10.375%, due 5/15/2007           6,575,000         6,016,125
United Industries 9.875%,
  due 4/1/2009                     3,500,000         1,802,500
                                                --------------
                                                     8,536,125
                                                --------------
CONTAINERS   0.3%
BPC Holding
  13.25%, due 6/15/2006            9,629,646         5,248,157
                                                --------------
CONTRACT MANUFACTURING
   AND CIRCUIT BOARDS   0.8%
MCMS++ 9.75%, due 3/1/2008        21,300,000        13,951,500
                                                --------------
ENERGY   0.4%
Abraxas Petroleum
  11.50%, due 11/1/2004            8,000,000         7,160,000
                                                --------------
ENVIRONMENTAL SERVICES   2.1%
Allied Waste North America

  10%, due 8/1/2009               39,000,000        36,952,500
                                                --------------
EQUIPMENT   1.6%
Neff
  10.25%, due 6/1/2008            13,185,000         5,867,325
Williams Scotsman
  9.875%, due 6/1/2007            28,500,000        22,657,500
                                                --------------
                                                    28,524,825
                                                --------------
FINANCIAL SERVICES   2.0%
AMRESCO 10%,
  due 3/15/2004                   15,500,000         8,757,500
Dollar Financial Group
  10.875%, due 11/15/2006         19,225,000        18,167,625
Ocwen Capital Trust I
  10.875%, due 8/1/2027           15,000,000         8,925,000
                                                --------------
                                                    35,850,125
                                                --------------



-----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000

                                   PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------      -----------
FOOD   0.6%
AmeriKing
  10.75%, due 12/1/2006          $10,000,000     $   4,050,000
Packaged Ice
  9.75%, due 2/1/2005              8,675,000         6,896,625
                                                --------------
                                                    10,946,625
                                                --------------
GAMING/HOTEL   3.9%
Alliance Gaming
  10%, due 8/1/2007                9,475,000         6,869,375
Hollywood Casino:
  13%, due 8/1/2006                3,175,000         3,397,250
  11.25%, due 5/1/2007            15,000,000        15,562,500
Mandalay Resort
  10.25%, due 8/1/2007            10,000,000         9,925,000
Station Casinos
  9.875%, due 7/1/2010             7,500,000         7,734,375
Trump Hotels & Casino
  Resorts Funding 15.50%,
  due 6/15/2005                   39,925,000        25,552,000
                                                --------------
                                                    69,040,500
                                                --------------
HEALTH CARE/
   MEDICAL PRODUCTS   1.5%
Alaris Medical 9.75%,
  due 12/1/2006                   20,000,000         8,100,000
Dade International 11.125%,
  due 5/1/2006                    20,000,000         4,900,000
Everest Healthcare Services
  9.75%, due 5/1/2008             11,250,000        11,756,250
Healthsouth
  10.75%, due 10/1/2008            1,400,000         1,472,408
                                                --------------
                                                    26,228,658
                                                --------------
INDUSTRIAL/
   MANUFACTURING   3.1%
Airxcel 11%, due 11/15/2007       23,775,000        12,957,375
Alliance Laundry Systems
  9.625%, due 5/1/2008            16,575,000        12,928,500
Coyne International
  Enterprises 11.25%,
  due 6/1/2008                     9,250,000         6,706,250
Day International Group
  9.50%, due 3/15/2008            15,000,000        13,050,000
Great Lakes Carbon
  10.25%, due 5/15/2008           16,500,000         8,621,250
                                                --------------
                                                    54,263,375
                                                --------------
INTERNET AND RELATED 3.8%
Exodus Communications:
  11.25%, due 7/1/2008            25,000,000        22,375,000
  11.625%, due 7/15/2010*         25,000,000        22,375,000
Globix
  12.50%, due 2/1/2010             6,510,000        2,441,250
PSINet:
  10%, due 2/15/2005               3,960,000         1,049,400
  10.50%, due 12/1/2006           12,000,000         3,180,000
  11.50%, due 11/1/2008           26,500,000         7,287,500
  11%, due 8/1/2009               34,000,000          9,010,000
                                                --------------
                                                    67,718,150
                                                --------------
LEISURE   1.2%
Affinity Group Holding
  11%, due 4/1/2007               25,000,000        20,937,500
                                                --------------
METALS   0.1%
Renco Metals**
  11.50%, due 7/1/2003            12,200,000         1,281,000
Royal Oak Mines**
  11%, due 8/15/2006                   8,116                --
                                                --------------
                                                     1,281,000
                                                --------------
MOBILE SATELLITE
   SERVICES   0.2%
ORBCOMM Global**
  14%, due 8/15/2004              25,000,000         2,625,000
                                                --------------
PAGING   1.2%
Metrocall:
  9.75%, due 11/1/2007            24,125,000         4,945,625
  11%, due 9/15/2008              39,925,000         8,184,625
ProNet
  11.875%, due 6/15/2005          24,000,000         7,320,000
                                                --------------
                                                    20,450,250
                                                --------------
PRINTING AND
   PUBLISHING   12.8%
American Lawyer Media
  9.75%, due 12/15/2007            6,125,000         5,390,000
American Media Operations
  10.25%, due 5/1/2009            25,000,000        24,437,500
Liberty Group Operating
  9.375%, due 2/1/2008            24,975,000        18,856,125
Liberty Group Publishing 0%
  (11.625%+), due 2/1/2009        55,575,000        35,012,250
NBC Acquistion 0%
  (10.75%+), due 2/15/2009        43,800,000        27,813,000
Nebraska Book
  8.75%, due 2/15/2008             2,250,000         1,856,250
Perry-Judd 10.625%,
  due 12/15/2007                  16,500,000        13,777,500
Regional Independent
  Media Group 10.50%,
  due 7/1/2008                    18,500,000        18,962,500
TDL Infomedia Holdings 0%
  (15.50%+), due 10/15/2010       55,350,000        42,965,438
TransWestern Holdings 0%
  (11.875%+), due 11/15/2008      29,750,000        23,353,750



-----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                   PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------      -----------
PRINTING AND
   PUBLISHING (CONTINUED)
Von Hoffman Press
  10.875%, due 5/15/2007*        $10,000,000    $    8,650,000
Ziff Davis Media*
  12%, due 7/15/2010               7,000,000         5,530,000
                                                --------------
                                                   226,604,313
                                                --------------
RETAILING   0.8%
Central Tractor
  10.625%, due 4/1/2007           10,600,000         5,856,500
Musicland Group
  9.875%, due 3/15/2008            7,750,000         7,788,750
                                                --------------
                                                    13,645,250
                                                --------------
SEMICONDUCTORS   1.6%
Amkor Technology*
   10.50%, due 5/1/2009           16,550,000        15,598,375
Fairchild Semiconductor
  10.375%, due 10/1/2007          12,625,000        11,930,625
                                                --------------
                                                    27,529,000
                                                --------------
TELECOMMUNICATIONS   15.5%
360networks:*
  13%, due 5/1/2008               22,000,000        17,710,000
  12%, due 8/1/2009               35,000,000        26,250,000
Asia Global Crossing*
  13.375%, due 10/15/2010          7,225,000         6,267,688
BTI Telcom
  10.50%, due 9/15/2007           22,750,000         5,801,250
Colo.com*
  13.875%, due 3/15/2010           5,300,000         3,365,500
Global Crossing Holding
  9.50%, due 11/15/2009           35,000,000        33,250,000
ICG Holdings 0% (11.625%+),
  due 3/15/2007                   24,625,000         2,247,031
Level 3 Communications
  11%, due 3/15/2008              12,750,000        11,283,750
McLeodUSA:
  12%, due 7/15/2008              27,500,000         27,912,500
  11.50%, due 5/1/2009             9,750,000         9,774,375
Metromedia Fiber Network
  10%, due 12/15/2009             16,500,000        13,777,500
Talton Holdings 11%,
  due 6/30/2007                   19,725,000       14,497,875
Viatel 11.50%, due 3/15/2009      10,000,000        3,050,000
Williams Communications:
  11.70%, due 8/1/2008            25,500,000        20,527,500
  10.875%, due 10/1/2009          11,000,000         8,250,000
World Access 13.25%,
  due 1/15/2008                   26,500,000        18,185,625
XO Communications:
  12.50%, due 4/15/2006           40,000,000        36,200,000
  10.75%, due 6/1/2009             9,250,000         7,631,250
  10.50%, due 12/1/2009            8,500,000         6,842,500
                                                --------------
                                                   272,824,344
                                                --------------
TRANSPORTATION   1.2%
Atlas Air
  10.75%, due 8/1/2005            20,000,000        20,700,000
                                                --------------
UTILITIES   1.3%
AES 9.50%, due 6/1/2009            6,500,000         6,760,000
Midland Cogeneration Venture
  11.75%, due 7/23/2005           15,000,000        16,066,455
                                                --------------
                                                    22,826,455
                                                --------------
WIRELESS TELEPHONY   7.9%
Centennial Cellular
  10.75%, due 12/15/2008          43,125,000        40,753,125
Dobson Communications
  10.875%, due 7/1/2010            9,500,000         9,405,000
Nextel Communications
  9.375%, due 11/15/2009          20,000,000         18,700,000
Powertel 11.125%,
  due 6/1/2007                    20,000,000        21,000,000
Price Communications Wireless
  11.75%, due 7/15/2007           44,500,000        47,392,500
                                                --------------
                                                   137,250,625
                                                --------------
TOTAL CORPORATE BONDS
  Cost ($1,931,671,708)                          1,467,612,990
                                                --------------
PREFERRED STOCKS   10.8%
BROADCASTING   1.0%
Cumulus Media 13.75%                   6,876 shs.    4,469,400
Sinclair Capital 11.625%             145,000        12,723,750
                                                --------------
                                                    17,193,150
                                                --------------
CABLE SYSTEMS AND
   SATELLITE VIDEO   0.9%
Pegasus Communications
  (Series A) 12.75%                   16,632        16,590,420
                                                --------------
COMMUNICATIONS
   INFRASTRUCTURE  1.0%
Crown Castle
  International 12.75%                18,827        18,074,487
                                                --------------
CONTRACT MANUFACTURING
   AND CIRCUIT BOARDS  0.8%
MCMS++ 12.50%                        152,273        14,656,309
                                                --------------
HEALTH CARE/
   MEDICAL PRODUCTS   0.1%
River Holding++ 11.50%                43,283         2,499,593
                                                --------------
INDUSTRIAL/
   MANUFACTURING   0.4%
Day International Group 12.25%        11,057         7,671,007
                                                --------------


----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                     SHARES          VALUE
                                   ---------      -----------
PRINTING AND
   PUBLISHING   1.9%
Liberty Group
  Publishing 14.75%                1,311,227    $   32,452,868
                                                --------------
TELECOMMUNICATIONS   2.5%
Broadwing
  Communications 12.50%               16,389        15,938,303
Global Crossing Holding 10.50%       250,000        22,062,500
XO Communications 14%                201,311         6,089,658
                                                --------------
                                                    44,090,461
                                                --------------
WIRELESS TELEPHONY   2.2%
Nextel Communications
  11.125%                             23,755        20,251,137
Rural Cellular 11.375%                22,794        18,292,185
                                                --------------
                                                    38,543,322
                                                --------------
TOTAL PREFERRED STOCKS
  (Cost $219,599,222)                              191,771,617
                                                --------------
COMMON STOCKS   3.0%
BROADCASTING   1.4%
Clear Channel
  Communications                     500,000        24,218,750
                                                --------------
TELECOMMUNICATIONS   0.4%
Global Crossingo                     510,000         7,299,375
World Accesso                         82,000           198,594
                                                --------------
                                                     7,497,969
                                                   -----------
WIRELESS TELEPHONY   1.2%
Price Communicationso              1,250,000        21,015,625
                                                --------------
TOTAL COMMON STOCKS
  (Cost $47,489,209)                                52,732,344
                                                --------------

                                  SHARES OR
                                  PRIN. AMT.         VALUE
                                  ----------      -----------
CONVERTIBLE PREFERRED
  STOCKS   0.7%
INTERNET AND RELATED   0.0%
PSINet 7%*                       203,000 shs.          253,750
                                                --------------
TELECOMMUNICATIONS   0.7%
Global Crossing 7%               100,800            12,461,400
                                                --------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
  (Cost $32,927,300)                                12,715,150
                                                --------------
CONVERTIBLE BONDS  0.5%
SEMICONDUCTORS  0.4%
Amkor Technology 5.00%,
  due 3/15/2007              $10,725,000             7,065,094
WIRELESS TELEPHONY  0.1%
Nextel Communications
  5.25%, due 1/15/2010         4,250,000             3,113,125
                                                --------------
TOTAL CONVERTIBLE BONDS
  (Cost $14,582,120)                                10,178,219
                                                --------------
TOTAL INVESTMENTS   98.3%
  Cost ($2,246,269,559)                          1,735,010,320
OTHER ASSETS
  LESS LIABILITIES   1.7%                           29,548,094
                                                --------------
NET ASSETS  100.0%                              $1,764,558,414
                                                ==============

------------
 * Rule 144A security.
** Issuer in default; non-income producing security.
 o Non-income producing security.
 + Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
++ Represents a pay-in-kind security which may pay interest or dividends in additional bonds or shares.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
  Corporate bonds (cost $1,931,671,708) .....................................   $ 1,467,612,990
  Preferred stocks (cost $219,599,222) ......................................       191,771,617
  Common stocks (cost $47,489,209) ..........................................        52,732,344
  Convertible issues (cost $47,509,420) .....................................        22,893,369         $1,735,010,320
                                                                                ---------------
Cash ..........................................................................................                 57,997
Receivable for interest and dividends .........................................................             51,925,469
Receivable for shares of Beneficial Interest sold .............................................             11,212,291
Expenses prepaid to shareholder service agent .................................................                243,676
Other .........................................................................................                  4,539
                                                                                                        --------------
TOTAL ASSETS ..................................................................................          1,798,454,292
                                                                                                        --------------

LIABILITIES:
Payable for shares of Beneficial Interest repurchased .........................................             21,390,549
Dividends payable .............................................................................              8,016,739
Loan payable ..................................................................................              1,400,000
Accrued expenses and other ....................................................................              3,088,590
                                                                                                        --------------
TOTAL LIABILITIES .............................................................................             33,895,878
                                                                                                        --------------
NET ASSETS ....................................................................................         $1,764,558,414
                                                                                                        ==============

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 353,006,468 shares outstanding):
  Class A .....................................................................................              $ 117,123
  Class B .....................................................................................                144,676
  Class C .....................................................................................                 17,424
  Class D .....................................................................................                 73,784
Additional paid-in capital ....................................................................          2,697,607,135
Dividends in excess of net investment income ..................................................             (8,818,628)
Accumulated net realized loss .................................................................           (413,323,861)
Net unrealized depreciation of investments ....................................................           (511,259,239)
                                                                                                        --------------
NET ASSETS ....................................................................................         $1,764,558,414
                                                                                                        ==============

NET ASSET VALUE PER SHARE:

CLASS A ($584,737,786 / 117,122,550 shares) ...................................................                  $4.99
                                                                                                                 =====
CLASS B ($723,493,748 / 144,675,704 shares) ...................................................                  $5.00
                                                                                                                 =====
CLASS C ($87,172,310 / 17,423,935 shares) .....................................................                  $5.00
                                                                                                                 =====
CLASS D ($369,154,570 / 73,784,279 shares) ....................................................                  $5.00
                                                                                                                 =====


------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Interest ..............................................................   $ 248,301,373
Dividends .............................................................      27,129,198
                                                                          -------------
TOTAL INVESTMENT INCOME ................................................................       $ 275,430,571

EXPENSES:
Distribution and service fees .........................................      16,955,464
Management fee ........................................................      13,473,549
Shareholder account services ..........................................       4,403,024
Shareholder reports and communications ................................         443,396
Custody and related services ..........................................         280,032
Registration ..........................................................         247,263
Auditing and legal fees ...............................................          72,465
Trustees' fees and expenses ...........................................          43,008
Miscellaneous .........................................................          82,258
                                                                          -------------
TOTAL EXPENSES .........................................................................          36,000,459
                                                                                               -------------
NET INVESTMENT INCOME ..................................................................         239,430,112

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ......................................    (241,936,447)
Net change in unrealized depreciation of investments ..................    (229,821,020)
                                                                          -------------
NET LOSS ON INVESTMENTS ................................................................        (471,757,467)
                                                                                               -------------
DECREASE IN NET ASSETS FROM OPERATIONS .................................................       $(232,327,355)
                                                                                               =============


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED DECEMBER 31,
                                                               -----------------------------------
                                                                     2000              1999
                                                               -----------------   ---------------
OPERATIONS:
Net investment income ......................................   $    239,430,112      $ 289,816,472
Net realized loss on investments ...........................       (241,936,447)      (168,599,260)
Net change in unrealized depreciation of investments .......       (229,821,020)      (137,020,341)
                                                               ----------------      -------------
DECREASE IN NET ASSETS FROM OPERATIONS .....................       (232,327,355)       (15,803,129)
                                                               ----------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .................................................        (84,274,020)      (108,458,438)
   Class B .................................................        (94,456,997)      (109,865,463)
   Class C .................................................         (7,729,906)        (1,608,302)
   Class D .................................................        (52,969,189)       (75,357,544)
                                                                 --------------     --------------
Total ......................................................       (239,430,112)      (295,289,747)
                                                                 --------------     --------------

Distributions in excess of net investment income:
   Class A .................................................         (3,012,474)                --
   Class B .................................................         (3,119,778)                --
   Class C .................................................           (288,024)                --
   Class D .................................................         (1,711,189)                --
                                                                 --------------     --------------
Total ......................................................         (8,131,465)                --
                                                                 --------------     --------------

Return of capital:
   Class A .................................................         (4,877,722)                --
   Class B .................................................         (5,051,469)                --
   Class C .................................................           (466,359)                --
   Class D .................................................         (2,770,715)                --
                                                                 --------------     --------------
Total ......................................................        (13,166,265)                --
                                                                 --------------     --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..................       (260,727,842)      (295,289,747)
                                                                 --------------     --------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares ..........................        404,130,222        912,493,144
Investment of dividends ....................................        110,713,050        148,137,763
Exchanged from associated Funds ............................        255,543,791        601,914,346
                                                                 --------------     --------------
Total ......................................................        770,387,063      1,662,545,253
                                                                 --------------     --------------
Cost of shares repurchased .................................       (688,530,420)      (744,239,176)
Exchanged into associated Funds ............................       (530,089,969)      (759,527,949)
                                                                 --------------     --------------
Total ......................................................     (1,218,620,389)    (1,503,767,125)
                                                                 --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM
   TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST .....................................       (448,233,326)       158,778,128
                                                                 --------------     --------------
DECREASE IN NET ASSETS .....................................       (941,288,523)      (152,314,748)

NET ASSETS:
Beginning of year ..........................................      2,705,846,937      2,858,161,685
                                                                 --------------     --------------
END OF YEAR (including dividends in excess of
   net investment income of $8,818,628 and
   $687,163, respectively) .................................     $1,764,558,414     $2,705,846,937
                                                                 ==============     ==============


----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes discounts on purchases of portfolio securities.

      The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on purchases of portfolio securities effective January 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net assets of the Fund.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS


3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, amounted to $602,190,217 and $1,074,596,273, respectively.

   At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $26,063,611 and $537,322,850, respectively.

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

                                                  CLASS A
                       --------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                       --------------------------------------------------------------
                                   2000                            1999
                       ----------------------------    ------------------------------
                           SHARES         AMOUNT           SHARES           AMOUNT
                       ------------   -------------    ------------     -------------
Net proceeds from
  sales of shares
Investment of
  dividends               7,416,505      42,531,411       8,778,384        58,331,830
Exchanged from
  associated Funds       33,936,457     191,682,444      74,639,832       499,812,699
                       ------------   -------------    ------------     -------------
Total                    78,428,473     445,000,053     133,571,760       894,134,852
                       ------------   -------------    ------------     -------------
Cost of shares
  repurchased           (52,827,143)   (301,682,522)    (55,541,424)     (366,003,239)
Exchanged into
  associated Funds       55,946,521)   (315,809,296)    (81,745,500)     (547,422,145)
                       ------------   -------------    ------------     -------------
Total                  (108,773,664)   (617,491,818)   (137,286,924)     (913,425,384)
                       ------------   -------------    ------------     -------------
Decrease                (30,345,191)  $(172,491,765)     (3,715,164)    $ (19,290,532)
                       ============   =============    ============     =============

                                                  CLASS B
                       --------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                       --------------------------------------------------------------
                                   2000                            1999
                       ----------------------------    ------------------------------
                           SHARES         AMOUNT           SHARES           AMOUNT
                       ------------   -------------    ------------     -------------
Net proceeds from
  sales of shares        15,211,149   $  88,113,983      49,076,811     $ 330,860,360
Investment of
  dividends               7,549,102      43,288,543       7,606,606        50,278,741
Exchanged from
  associated Funds        5,907,164      34,499,227       8,130,469        53,992,478
                       ------------   -------------    ------------     -------------
Total                    28,667,415     165,901,753      64,813,886       435,131,579
                       ------------   -------------    ------------     -------------
Cost of shares
  repurchased           (31,426,160)   (179,665,733)    (23,700,317)     (155,156,303)
Exchanged into
  associated Funds      (24,047,025)   (137,703,160)    (19,067,869)     (124,043,448)
                       ------------   -------------    ------------     -------------
Total                   (55,473,185)   (317,368,893)    (42,768,186)     (279,199,751)
                       ------------   -------------    ------------     -------------
Increase (Decrease)     (26,805,770)  $(151,467,140)     22,045,700     $ 155,931,828
                       ============   =============    ============     =============


                                                  CLASS C
                       --------------------------------------------------------------
                               YEAR ENDED                        MAY 27, 1999*
                            DECEMBER 31, 2000               TO DECEMBER 31, 1999
                       ----------------------------    ------------------------------
                           SHARES         AMOUNT           SHARES           AMOUNT
                       ------------   -------------    ------------     -------------
Net proceeds from
  sales of shares        11,685,247   $  67,384,412       8,305,894     $  53,565,859
Investment of
  dividends                 680,025       3,847,405         118,156           746,539
Exchanged from
  associated Funds        1,537,229       8,875,263         298,550         1,884,484
                       ------------   -------------    ------------     -------------
Total                    13,902,501      80,107,080       8,722,600        56,196,882
                       ------------   -------------    ------------     -------------
Cost of shares
  repurchased            (1,929,668)    (10,747,020)       (187,742)       (1,178,245)
Exchanged into
  associated Funds       (2,818,953)    (15,926,822)       (264,803)       (1,677,554)
                       ------------   -------------    ------------     -------------
Total                    (4,748,621)    (26,673,842)       (452,545)       (2,855,799)
                       ------------   -------------    ------------     -------------
Increase                  9,153,880   $  53,433,238       8,270,055     $  53,341,083
                       ============   =============    ============     =============

* Commencement of offering of shares.

                                                  CLASS D
                       --------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                       --------------------------------------------------------------
                                   2000                            1999
                       ----------------------------    ------------------------------
                           SHARES         AMOUNT           SHARES           AMOUNT
                       ------------   -------------    ------------     -------------
Net proceeds from
  sales of shares         6,511,528   $  37,845,629      28,300,660     $ 192,076,602
Investment of
  dividends               3,656,820      21,045,691       5,808,183        38,780,653
Exchanged from
  associated Funds        3,548,436      20,486,857       6,897,740        46,224,685
                       ------------   -------------    ------------     -------------
Total                    13,716,784      79,378,177      41,006,583       277,081,940
                       ------------   -------------    ------------     -------------
Cost of shares
  repurchased           (34,178,477)   (196,435,145)    (33,807,587)     (221,901,389)
Exchanged into
  associated Funds      (10,555,824)    (60,650,691)    (13,165,759)      (86,384,802)
                       ------------   -------------    ------------     -------------
Total                   (44,734,301)   (257,085,836)    (46,973,346)     (308,286,191)
                       ------------   -------------    ------------     -------------
Decrease                (31,017,517)  $(177,707,659)     (5,966,763)    $ (31,204,251)
                       ============   =============    ============     =============


5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.59% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $213,448 from sales of Class A shares. Commissions of $1,585,692 and $552,266 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of

NOTES TO FINANCIAL STATEMENTS

its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $1,897,985 or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $9,164,698, $749,673, and $5,143,108, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $338,718.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $87,566.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $13,160 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $55,217, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $4,403,024 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $39,680 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $389,635,067, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks.

   On December 29, 2000, the Fund borrowed $1,400,000 from the credit facility at an interest rate of 7.125%. The entire loan was repaid on January 2, 2001. There were no other borrowings during the year ended December 31, 2000.

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                CLASS A
                                                         -------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------
                                                           2000        1999        1998       1997        1996
                                                         --------    --------    --------   --------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ..................      $6.26       $6.95       $7.55        $7.25      $6.96
                                                           -----       -----       -----        -----      -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................       0.64        0.69        0.70         0.70       0.69
Net realized and unrealized gain
  (loss) on investments .............................      (1.21)      (0.68)      (0.59)        0.28       0.29
                                                           -----       -----       -----        -----      -----
TOTAL FROM INVESTMENT OPERATIONS ....................      (0.57)       0.01        0.11         0.98       0.98
                                                           -----       -----       -----        -----      -----
LESS DISTRIBUTIONS:
Dividends from net investment income ................      (0.64)      (0.70)      (0.69)       (0.68)     (0.69)
Dividends in excess of net investment income ........      (0.02)         --          --           --         --
Return of capital ...................................      (0.04)         --          --           --         --
Distributions from net realized capital gains .......         --          --       (0.02)          --         --
                                                           -----       -----       -----        -----      -----
TOTAL DISTRIBUTIONS .................................      (0.70)      (0.70)      (0.71)       (0.68)     (0.69)
                                                           -----       -----       -----        -----      -----
NET ASSET VALUE, END OF YEAR ........................      $4.99       $6.26       $6.95        $7.55      $7.25
                                                           =====       =====       =====        =====      =====

TOTAL RETURN: .......................................     (10.02)%      0.09%       1.32%       14.26%     14.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ..............     $584,944   $923,395  $1,050,340     $750,461   $408,303
Ratio of expenses to average net assets                      1.09%       1.08%       1.10%       1.14%      1.16%
Ratio of net investment income to
  average net assets ................................       11.08%      10.30%       9.46%       9.42%      9.80%
Portfolio turnover rate .............................       27.45%      40.60%      35.34%      61.78%    119.33%



---------------
See footnotes on page 19.

FINANCIAL HIGHLIGHTS


                                                                     CLASS B                                       CLASS C
                                                 ---------------------------------------------------------  --------------------
                                                             YEAR ENDED DECEMBER 31,               4/22/96*     YEAR    5/27/99*
                                                 ---------------------------------------------       TO        ENDED       TO
                                                   2000        1999        1998         1997      12/31/96   12/31/00   12/31/99
                                                 -------     -------     --------    ---------   ---------  ---------  ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........     $6.26        $6.95        $7.55       $7.26      $7.06       $6.27     $6.75
                                                  -----        -----        -----       -----      -----       -----     -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................      0.59         0.64         0.64        0.64       0.45        0.59      0.32
Net realized and unrealized gain (loss)
  on investments ............................     (1.20)       (0.68)       (0.59)       0.28       0.20       (1.21)    (0.41)
                                                  -----        -----        -----       -----      -----       -----     -----
TOTAL FROM INVESTMENT OPERATIONS ............     (0.61)       (0.04)        0.05        0.92       0.65       (0.62)    (0.09)
                                                  -----        -----        -----       -----      -----       -----     -----
LESS DISTRIBUTIONS:
Dividends from net investment income ........     (0.59)       (0.65)       (0.63)      (0.63)     (0.45)      (0.59)    (0.39)
Dividends in excess of net investment income      (0.02)          --           --          --         --       (0.02)       --
Return of capital ...........................     (0.04)          --           --          --         --       (0.04)       --
Distributions from net realized capital gains        --           --        (0.02)         --         --          --        --
                                                  -----        -----        -----       -----      -----       -----     -----
TOTAL DISTRIBUTIONS .........................     (0.65)       (0.65)       (0.65)      (0.63)     (0.45)      (0.65)    (0.39)
                                                  -----        -----        -----       -----      -----       -----     -----
NET ASSET VALUE, END OF PERIOD ..............     $5.00        $6.26        $6.95       $7.55      $7.26       $5.00     $6.27
                                                  =====        =====        =====       =====      =====       =====     =====

TOTAL RETURN: ...............................    (10.66)%      (0.69)%       0.57%      13.24%      9.11%     (10.81)%   (1.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....    $723,751   $1,073,910  $1,037,994    $581,235   $147,970      $87,204   $51,815
Ratio of expenses to average net assets .....       1.84%        1.83%       1.85%       1.90%      1.90%+       1.84%     1.81%+
Ratio of net investment income to
  average net assets ........................      10.33%        9.55%       8.71%       8.66%      9.11%+      10.33%     9.78%+
Portfolio turnover rate .....................      27.45%       40.60%      35.34%      61.78%    119.33%++     27.45%    40.60%**


                                                                         CLASS D
                                                 -------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------
                                                   2000        1999        1998        1997       1996
                                                 -------     -------     --------    ---------   -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                $6.27        $6.95        $7.55       $7.26      $6.96
                                                  -----        -----        -----       -----      -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.59         0.64         0.64        0.64       0.64
Net realized and unrealized gain (loss)
  on investments                                  (1.21)       (0.67)       (0.59)       0.28       0.30
                                                  -----        -----        -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS                  (0.62)       (0.03)        0.05        0.92       0.94
                                                  -----        -----        -----       -----      -----
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.59)       (0.65)       (0.63)       (0.63)    (0.64)
Dividends in excess of net investment income      (0.02)          --           --          --         --
Return of capital                                 (0.04)          --           --          --         --
Distributions from net realized capital gains        --           --        (0.02)         --         --
                                                  -----        -----        -----       -----      -----
TOTAL DISTRIBUTIONS                               (0.65)       (0.65)       (0.65)      (0.63)     (0.64)
                                                  -----        -----        -----       -----      -----
NET ASSET VALUE, END OF YEAR                      $5.00        $6.27        $6.95       $7.55      $7.26
                                                  =====        =====        =====       =====      =====

TOTAL RETURN:                                    (10.81)%      (0.54)%       0.57%      13.24%     14.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)           $369,286     $656,727    $769,828     $534,998   $265,528
Ratio of expenses to average net assets             1.84%        1.83%        1.85%        1.90%     1.92%
Ratio of net investment income to
  average net assets                               10.33%        9.55%        8.71%        8.66%     9.02%
Portfolio turnover rate                            27.45%       40.60%       35.34%       61.78%   119.33%

---------------
 + Annualized.
++ For the year ended December 31, 1996.
 * Commencement of offering of shares.
** For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES OF
SELIGMAN HIGH INCOME FUND SERIES:

We have audited the accompanying statement of assets and liabilities of Seligman High-Yield Bond Series including the portfolio of investments as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUche llp
New York, New York
February 16, 2001

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                                       20

TRUSTEES


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JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital

RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
TRUSTEE EMERITUS

-----------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

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                                       21

EXECUTIVE OFFICERS



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WILLIAM C. MORRIS                    THOMAS G. ROSE
CHAIRMAN                             VICE PRESIDENT

BRIAN T. ZINO                        LAWRENCE P. VOGEL
PRESIDENT                            VICE PRESIDENT AND TREASURER

DANIEL J. CHARLESTON                 FRANK J. NASTA
VICE PRESIDENT                       SECRETARY

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FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan
                    Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

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                                       22

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

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                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com






           THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



TXHY2 12/00                            [Recycle logo] Printed on Recycled Paper

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